EXHIBIT 10.17

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into as of March ____, 2002 (the "Effective Date"), by and between JACK YOUNG ASSOCIATES, INC., a Delaware corporation (the "Company"), and TONY ANZOVINO (the "Employee"), an individual resident of the State of Pennsylvania.

                                                       W I T N E S S E T H :

     WHEREAS, the Company wishes to employ Employee as Vice President of Manufacturing;

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows:

     1. Definitions. For purposes of this Agreement, the following capitalized terms shall have the definition set forth below:

          (a) "Affiliate" shall mean any corporation, limited partnership, limited liability company or other entity engaged in the same business as the Company or a related business, which is controlled by or under common control with the Company.

          (b) "Business of the Company" shall mean the manufacture of clothing items for the military, police forces, fire departments and private security agencies.

          (c)  "Cause" shall mean:

               (i) material act of fraud, dishonesty, misappropriation or similar act of bad faith on the part of Employee;

               (ii) a willful failure by Employee to comply with laws or regulations relating to the Business of the Company or relating to his employment with the Company;

               (iii)material or continuing failure by Employee to perform satisfactorily his duties for the Company (other than as a result of illness, vacation or Disability), but only after the Company shall have given Employee written notice specifying with particularity such failure, and Employee shall not have corrected such lack of performance within thirty (30) days after such notice;

               (iv) a material breach of Section 7 of this Agreement;

               (v) as a result of Employee's negligence or willful misconduct, Employee shall commit any act that causes, or shall knowingly fail to

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          take reasonable and appropriate action to prevent, any material injury to the financial condition or business reputation of the Company; or

               (vi) indictment for a felony.

          (d) "Confidential Information" shall mean any data or information, other than Trade Secrets, that is material to the Company and is not generally known by the public. To the extent consistent with the foregoing, Confidential Information includes, but is not limited to, lists of the Company's current or potential customers, lists of and other information about the Company's executives and employees, financial information that has not been released to the public by the Company, marketing techniques, price lists, pricing policies, and the Company's business methods, contracts and contractual relations with the Company's customers and suppliers and future business plans.

          (e) "Disability" shall mean an incapacity due to physical or mental illness or injury that is permanent in nature and prevents Employee from performing the substantial and material duties of his employment hereunder. Any such disability shall be deemed to be permanent in nature if such disability is expected to last for a period of twelve (12) consecutive months.

          (f)  "Restricted Territory" shall mean the state of Pennsylvania.

          (g) "Trade Secret" shall mean information of the Company, without regard to form, which is not commonly known by or available to the public and which derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Trade Secrets also include any information described in this Section 1(g) which the Company obtains from another party which the Company treats as proprietary or designates as trade secrets, whether or not owned or developed by the Company.

     2. Employment. The Company hereby employs the Employee as Vice President of Manufacturing of the Company on the terms stated herein, and Employee accepts such employment with the Company on the terms stated in this Agreement. The Company shall employ Employee for a five (5) year term commencing on the Effective Date, unless sooner terminated pursuant to Section 6 hereof. This Agreement shall be automatically renewed for successive one (1) year renewal terms unless either the Company or Employee delivers to the other a notice of nonextension at least sixty (60) days prior to the scheduled expiration date of this Agreement.

     3. Duties. In his capacity as Vice President of Manufacturing, Employee shall perform the duties appropriate to such office or position, and such other duties and responsibilities as are assigned to him from time to time by the Board of Directors of the Company. The Employee agrees that, during the term of his employment, he will devote his full productive time to the Company and will faithfully and diligently carry out his duties as Vice President of Manufacturing of the Company. Employee will report to the ______________ of the

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Company  and shall  comply  with all of its  reasonable  and lawful  directives.
Employee agrees that during the term of his employment, he will not work for anyone else or engage in any activity in competition with or detrimental to the Company, provided, however, that Employee shall not be prohibited from engaging in educational, welfare, social, religious, civic, trade and industry-related organizations.

     4.   Compensation.

          (a) Base Salary. The Company will pay Employee a base salary of $89,700 per year, payable bi-monthly.

          (b) Car Allowance. The Company will pay Employee a car allowance of $540 per month.

     5.   Additional Benefits.

          (a) Vacation. Employee shall be entitled to a total of two (2) weeks of paid vacation for each year during the term of this Agreement. Any vacation not taken in any such year shall be forfeited and shall not be carried forward to subsequent years.

          (b) Insurance. Employee shall receive the employee benefits such as health insurance, life insurance and disability insurance as are provided, from time to time, to senior executives of the Company.

          (c) Business Expenses. Upon submission of itemized expense statements in the manner specified by the Company, Employee shall be entitled to reimbursement for reasonable business and travel expenses duly incurred by Employee in the performance of his duties under this Agreement.

     6.   Termination.

          (a) Termination for Cause. The Company shall have the right to terminate this Agreement for Cause. If the Company terminates Employee's employment for Cause, the Company shall have no further obligations hereunder accruing from and after the date of such termination of employment of Employee by the Company.

          (b) Death or Disability. This Agreement shall terminate upon Employee's death or Disability. A "Disability" with respect to Employee shall be deemed to occur by the Board of Directors of the Company in their reasonable discretion. In the event that Employee or his representative shall disagree with the determination of the Board of Directors that a Disability has occurred, Employee or his representative shall be entitled to appoint a medical doctor and the Company shall be entitled to appoint a medical doctor and the two (2) doctors shall in turn appoint a third medical doctor who shall examine Employee to determine the question of Disability. The parties hereby agree that the determination of the medical doctor appointed by the medical doctor of Employee and the medical doctor of the Company shall be binding upon all parties to this Agreement.

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          (c)  Termination without Cause. The Chairman of the Company's Board of
     Directors shall have the right to relieve Employee of his duties hereunder for any reason and at any time. Such termination not for cause shall be effective on the date specified by the Board of Directors. Termination of Employee's employment due to Employee's death or Disability will be deemed to be termination by the Company without cause.

          (d)  Termination   Payments.  In  the  event  of  the  termination  of
     Employee's employment with the Company, Employee will be paid an amount determined as follows:

               (i) In the event of termination of Employee's employment by reason of his death or Disability, Employee or in the case of Employee's death, Employee's surviving spouse or other beneficiary designated by Employee during his lifetime, or Employee's estate, as appropriate, will be entitled to payment of his Base Salary through the date of his termination of employment and for a period of three
          (3) months thereafter.

               (ii) In the event of termination of Employee's employment by reason of the Company terminating him for Cause or in the event that Employee voluntarily terminates his employment other than as provided in Section 6(c), he will be paid his Base Salary through the date of his termination of employment.

               (iii)In the event that Employee violates Section 7 of this Agreement, or a court of competent jurisdiction or arbitrator declares any provision in Section 7 unenforceable, the Company's obligation to pay Employee pursuant to this Section 6 shall terminate.

               (iv) In the event of termination of Employee's employment by reason of the Company terminating him without cause and as damages therefor, Employee will be entitled to payment of his Base Salary through the remaining term of this Agreement.

               (v) The termination payments due hereunder shall be in lieu of any and all other amounts for which Company may be liable under any laws, rules or regulations relating to the employer-employee relationship. As a condition to receipt of the termination payments provided for hereunder, Employee or his personal representative shall execute a general release of all claims in favor of the Company.

          (e) Confidentiality of Cause Notice. In the event of Employee's termination for Cause, the Company will provide Employee with prompt written notice stating with reasonable specificity the basis for the Company's action. Employee agrees that in the event he receives written notice of termination with Cause, Employee shall treat the contents of said notice as privileged and Employee shall have no action against the Company or any of its officers, agents or employees due to the contents of said notice unless the contents are intentionally false and malicious.

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     7.   Covenants.

          (a) Confidential Relationship and Protection of Trade Secrets and Confidential Information. In the course of Employee's employment by the Company, Employee has had access to and will have access to the Company's most sensitive and most valuable trade secrets, proprietary information, and confidential information concerning the Company and its affiliates and their customers and business affairs which constitute valuable business assets of the Company, the use, application or disclosure of any of which will cause substantial and possible irreparable damage to the business and asset value of the Company. Accordingly, Employee accepts and agrees to be bound by the following provisions:

               (i) At any time, upon the request of the Company and in any event upon the termination of employment, Employee will deliver to the Company all memoranda, notes, records, drawings, manuals, files or other documents, and all copies of each, concerning or constituting Confidential Information or Trade Secrets and any other property or files belonging to the Company or any of its affiliates that are in the possession of Employee, whether made or compiled by Employee or furnished to or acquired by Employee from the Company.

               (ii) In  order  to  protect  the  Company's   Trade  Secrets  and
          Confidential Information, Employee agrees that:

                    (A) At any time during the term of this Agreement and indefinitely thereafter, Employee will not, except as expressly authorized or directed by the Company, use, copy or disclose, or permit any unauthorized person access to, any Trade Secrets belonging to the Company or any third party; and

                    (B) During the term of employment by the Company and for a period of two (2) years after termination of such employment, Employee will not use, copy, or disclose, or permit any unauthorized person access to, any Confidential Information belonging to the Company or any third party.

          (b) Ownership of Property. Employee agrees and acknowledges that all works of authorship and inventions, including, but not limited to, products, goods, know-how, Trade Secrets and Confidential Information, and any revisions thereof, in any form and in whatever stage of creation or development, arising out of or resulting from, or in connection with, the services provided by Employee to the Company under this Agreement (collectively, the "Property") are works made for hire and shall be the sole and exclusive property of the Company. Employee agrees to execute, when and if the need arises in the future, such documents as the Company may reasonably request for the purpose of effectuating the rights of the Company herein.

          (c)  Covenant  not  to  Compete.   Employee  agrees  that  during  his
     employment  and for two (2) years after the  termination  of his employment

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     with the Company,  Employee  will not directly or indirectly  own,  manage, operate, control, be employed by, participate in or be connected in any manner with the ownership, management, operation or control of any business or enterprise located in the Restricted Territory that competes with the Business of the Company.

          (d) Non-Solicitation of Customers. Employee covenants and agrees that during the term of this Agreement, and for a period of two (2) years thereafter, he will not on behalf of any person, firm, corporation or entity solicit business from customers of the Company that Employee had contact with, solicited, or performed services for during the term that Employee worked for Company, including actively-sought prospective customers that Employee had contact with or solicited during the two (2) year period prior to Employee's termination, for the purpose of providing or selling products or services that are competitive with those provided by the Company in connection with the Business of the Company.

          (e) Non-Solicitation of Employees. Employee agrees that during his employment and for two (2) years after the termination of his employment with the Company, Employee will not solicit or in any manner attempt to induce employees to leave the Company's employment.

          (f) Injunctive Relief. Employee acknowledges and agrees that the remedy at law for any breach of the provisions of this Section 7 will be inadequate and that in the event of such breach the Company will suffer irreparable damage; accordingly, the Company shall be entitled to obtain ex parte, preliminary, interlocutory, temporary, or permanent injunctive relief, specific performance and other equitable remedies in any court of competent jurisdiction to prevent Employee from violating such provision or provisions or to prevent the continuance of any violation thereof, together with an award or judgment for any and all damages, losses, liabilities, expenses and costs incurred by the Company as a result of such breach or threatened breach including, but not limited to, attorneys' fees incurred by the Company, its successors or assigns in connection with, or as a result of, the enforcement of this Agreement. Employment expressly waives any requirement based on any statute, rule or procedure, or other source, that the Company post a bond as a condition of obtaining any of the above-described remedies.

          (g)  Non-Renewal.  Notwithstanding  the foregoing,  subparagraphs (c),
     (d) and (e) shall not apply to Consultant if the Company shall elect to not extend this Agreement upon expiration of its Term.

     8.   Miscellaneous.

          (a) Severability. Each of the covenants and agreements of Employee set forth in Section 7 shall be deemed separate and severable, each from the other, and should any such separate and severable covenant or agreement, or any part thereof, be declared invalid or unenforceable by a court of competent jurisdiction from which no appeal is timely taken, such declaration of invalidity or enforceability shall not in any way affect or limit the validity or enforceability of any other covenant or agreement, or part thereof, not also declared invalid or unenforceable, each of which shall remain binding on Employee in accordance with its respective terms.

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     Further,  if any such covenant or agreement is so declared to be invalid or unenforceable, Employee shall, as soon as possible, execute a supplemental agreement with the Company granting to the Company, to the extent legally permissible, the protection intended to be afforded to the Company by the covenant or agreement so declared invalid or unenforceable. Failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement.

          (b) Waiver of Breach. Failure or delay of either party to insist upon compliance with any provision hereof shall not operate as, and is not to be construed as, a waiver or amendment of such provision. Any express waiver of any provision of this Agreement shall not operate and is not to be construed as a waiver of any subsequent breach, whether occurring under similar or dissimilar circumstances.

          (c) Notice. All notices and other communications required or permitted to be given by this Agreement shall be in writing and shall be given and shall be deemed received upon (i) personal delivery, (ii) three
     (3) days after being mailed by first class mail (postage prepaid and return receipt requested) or (iii) the next business day after being sent by an overnight delivery service in time for and specifying overnight delivery to the following addresses:

     if to the Company, to:             Jack Young, Inc.
                                        [ADDRESS]
                                        Attention:  Mr. Bruce Davis

     or if to Employee, to:             Tony Anzovino
                                            [ADDRESS]

     or at such other address as either party hereto shall notify the other of in writing.

          (d) Entire Agreement. This Agreement contains the entire agreement and understanding by and between Employee and the Company with respect to the employment of Employee, and no representations, promises, agreements or understandings, written or oral, relating to the employment of Employee by the Company not contained or referenced herein or therein shall be of any force or effect.

          (e) Amendment. This Agreement may be amended at any time by mutual consent of the parties hereto, with any such amendment to be invalid unless in writing and signed by the Company and Employee.

          (f) Benefit. This Agreement, together with any amendments hereto, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives, except that the rights and benefits of either of the parties under this Agreement may not be assigned without the prior written consent of the other party.

          (g) Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Pennsylvania (without regard to any conflicts of laws provisions of the laws of such state).

          (h) Acknowledgement. By signing this Agreement, Employee acknowledges that the Company has advised Employee of his right to consult with an attorney prior to executing this Agreement; that he has the right to retain counsel of his own choosing concerning the agreement to arbitrate or any waiver of rights or claims; that he has read and fully understands the terms of this Agreement and/or has had the right to have it reviewed and approved by counsel of choice, with adequate opportunity and time for such review; and that he is fully aware of its contents and of its legal effect. Accordingly, this Agreement shall not be construed against any party on the grounds that the party drafted this Agreement. Instead, this Agreement shall be interpreted as though drafted equally by all parties.

          (i) Ventures. If Employee, during the term of this Agreement, is engaged in or associated with the planning or implementing of any project, program or venture involving Company and any third party or parties, all rights in the project, program or venture shall belong to Company, and Employee shall not be entitled to any interest therein or to any commission, finder's fee or other compensation in connection therewith other than the salary to be paid to Employee as provided in this Agreement.

          (j) Covenant of Good Faith. Employee agrees that the subject of this Agreement involves sensitive matters which go to the very heart of the corporate existence and well-being of Company and that it may be difficult for Company to protect adequately its interest through agreement or otherwise. Employee agrees to exercise the highest degree of good faith in his dealings with Company and to refrain from any actions which might reasonably be deemed to be contrary to its interests.

          (k) Subpoenas. If Employee is served with any subpoena or other compulsory judicial or administrative process calling for production of Confidential Information and/or Trade Secrets or if Employee is otherwise required by law or regulation to disclose Confidential Information and/or Trade Secrets, Employee will immediately, and prior to production or disclosure, notify Company and provide it with such information as may be necessary in order that Company may take such action as it deems necessary to protect its interest.

          (l) Post Termination Assistance. Employee agrees that after his employment with the Company has terminated he will provide, upon reasonable notice, such information and assistance to the Company as may reasonably be requested by the Company in connection with any litigation in which the Company or any of its Affiliates is or may become a party; provided, however, that the Company agrees to reimburse Employee for any related expenses, including travel expenses.

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          (m)  Survival of Provisions.  Notwithstanding  any other  provision of this Agreement, the parties' respective rights and obligations under Sections 1, 6, 7, and 8 shall survive any termination or expiration of this Agreement or the termination of Employee's employment for any reason whatsoever.


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     IN WITNESS  WHEREOF,  the parties have affixed their seals and executed and delivered this Agreement as of the date first above written.

                                    COMPANY

                                    JACK YOUNG, INC.


Attest:                             By ____________________________
                                    Name __________________________
                                    Title__________________________
____________________________
Secretary
                                    EMPLOYEE
____________________________        _______________________________
Witness                             Tony Anzovino